UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest reported event): May 29, 2004


                                    YP CORP.
               (Exact name of registrant as specified in charter)


             NEVADA                     000-24217                85-0206668
(State or other jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA                  85205
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code:  (480) 654-9646


                                  YP.NET, INC.
                                  (former name)


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ITEM 7.   EXHIBITS.

-------------------------------------------------------
EXHIBIT NO.  ITEM
-------------------------------------------------------
99.1         Press Release titled "Don P. Wyse Declines
             Offer to Join the Board of YP Corp."
-------------------------------------------------------


ITEM 9.   REGULATION FD DISCLOSURE

     On May 29, 2004, YP Corp. ("YP") announced that Don Wyse had declined its offer to join the YP Corp. Board as a director. A copy of the press release is attached to this report as Exhibit 99.1.

     This information is being disclosed pursuant to Regulation FD. Accordingly, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   YP CORP.


Date:  June 1, 2004                By:  /s/ PETER BERGMANN
       ------------                   -----------------------------------
                                        Peter Bergmann
                                        Chief Executive Officer


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